Exhibit 4.2

SUPPLEMENTAL INDENTURE No. 1

SUPPLEMENTAL INDENTURE No. 1, dated as of November 12, 2021 (the “Supplemental Indenture”), among HIGHLAND HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, and registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Societes, Luxembourg) under B237108 (the “Company”), OTIS WORLDWIDE CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company, the Guarantor and the Trustee are parties to an Indenture, dated as of November 12, 2021 (the “Base Indenture” and, as supplemented or amended from time to time, including by this Supplemental Indenture, the “Indenture”), relating to the issuance from time to time by the Company of its Securities on terms to be specified at the time of issuance;

WHEREAS, Section 901(6) of the Base Indenture provides that the Company and the Guarantor may enter into a supplemental indenture to establish the terms and provisions of Securities of any series issued pursuant to the Base Indenture;

WHEREAS, the Company desires to issue three separate series of Securities, and has duly authorized the creation and issuance of such Securities and the execution and delivery of this Supplemental Indenture to modify the Base Indenture and provide certain additional provisions with respect to such Securities, in each case as hereinafter described;

WHEREAS, the Guarantor desires to guarantee the Securities issued hereunder on the terms set forth in Article Fifteen of the Base Indenture;

WHEREAS, the parties hereto deem it advisable to enter into this Supplemental Indenture for the purpose of establishing the terms of such Securities and providing for the rights, obligations and duties of the Trustee with respect to such Securities; and

WHEREAS, all conditions and requirements of the Base Indenture necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

(a)

For all purposes of the Indenture and this Supplemental Indenture, with respect to the Securities of the series created hereby, except as otherwise expressly provided or unless the context otherwise requires:

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in the City of New York or the City of London, or the relevant Place of Payment, are authorized or required by law, regulation or executive order to close, and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates.

“Clearstream” means Clearstream Banking, S.A., or the successor to its securities clearance and settlement operations.

“Code” means the Internal Revenue Code of 1986, as amended.

“Definitive Note” means a certificated Note.

“Euroclear” means Euroclear S.A./N.V., a company organized under the laws of Belgium, as operator of the Euroclear System, or its successor in such capacity.

“Government Obligations” means (x) any security that is (i) a direct and unconditional obligation of the European Union, (ii) backed by the European Union’s budgetary and cash resources and by the European Commission’s right to call for additional resources from member states, (iii) a direct obligation of the German government or (iv) an obligation of a person controlled or supervised by and acting as an agency or instrumentality of the German government the payment of which is fully and unconditionally guaranteed by the German government or the central bank of the German government, which, in each case of (x)(i), (ii), (iii) or (iv), is not revocable, callable or redeemable at the option of the issuer thereof, and (y) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (x)(i), (ii), (iii) or (iv) above or in any specific principal or interest payments due in respect thereof.

“Initial Notes” means the Notes issued pursuant to this Supplemental Indenture on the date hereof.

“Interest Payment Date” means, when used with respect to any Note, the date specified in such Note as the fixed date on which an installment of interest is due and payable.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by Euroclear and Clearstream), or any successor Person thereto and will initially be The Bank of New York Mellon, London Branch, as common depositary for Euroclear and Clearstream.

“Paying Agent” means The Bank of New York Mellon, London Branch.

“Record Date” means the close of business on the date that is fifteen (15) calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that, if any of the Notes are held by a securities depositary in book-entry form, the Record Date for those Notes will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid.

“Underwriting Agreement” means that Underwriting Agreement, dated as of November 4, 2021, among the Company, the Guarantor and the underwriters named in Schedule A thereto.

(b)

The terms defined in this Section 1.01 have the meanings assigned to them in this Section 1.01 and include the plural as well as the singular.

(c)

Terms used herein without definition will have the meanings specified in the Base Indenture.

(d)

All references to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

(e)

The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

Section 1.02

Index of Defined Terms.

Term	Page
2023 Notes	4
2026 Notes	4
2031 Notes	4
Additional Amounts	8
Additional Notes	5
Applicable Procedures	2
Base Indenture	1
Business Day	2
Clearstream	2
Code	2
Company	1
Comparable Government Bond	12
Comparable Government Bond Rate	12

Definitive Note	2
Euroclear	2
FATCA	10
Global Notes	7
Government Obligations	2
Guarantor	1
Indenture	1
Initial Notes	2
Interest Payment Date	3
Luxembourg	1
Make-Whole Basis Points	13
Make-Whole Redemption Price	12
Notes	4
Notes Custodian	3
Par Call Date	13
Paying Agent	3
Record Date	3
Remaining Scheduled Payments	13
Supplemental Indenture	1
Taxes	8
Taxing Jurisdiction	8
Trustee	1
Underwriting Agreement	3

ARTICLE II

THE NOTES

Section 2.01

Title of Securities. There will be:

(a)

a series of Securities designated the “0.000% Notes due 2023” of the Company (the “2023 Notes”);

(b)

a series of Securities designated the “0.318% Notes due 2026” of the Company (the “2026 Notes”);

(c)

a series of Securities designated the “0.934% Notes due 2031” of the Company (the “2031 Notes” and together with the 2023 Notes and the 2026 Notes, the “Notes”);

Section 2.02

Limitation of Aggregate Principal Amount.

(a)

The aggregate principal amount of the 2023 Notes will initially be limited to €500,000,000.

(b)

The aggregate principal amount of the 2026 Notes will initially be limited to €600,000,000.

(c)

The aggregate principal amount of the 2031 Notes will initially be limited to €500,000,000.

(d)

In the case of each series of the Notes, the aggregate principal amount specified in this Section 2.02 will be subject to the amount of such series that is authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, such series pursuant to Section 304, 305, 306, 906 or 1107 of the Base Indenture and the amount of such series that, pursuant to Section 303 of the Base Indenture, is deemed never to have been authenticated and delivered thereunder.

(e)

The Company may from time to time, without notice to or the consent of the Holders of any series of Notes, create and issue further Notes of any such series (“Additional Notes”) ranking equally with the Notes of such series (and being treated as a single class with the Notes of such series already Outstanding) in all respects and having the same terms as the Notes of such series already Outstanding except for issue date, issue price and, under some circumstances, the first Interest Payment Date thereof or the date from which interest first accrues thereon. If any Additional Notes are not fungible with the Initial Notes of such series for U.S. federal income tax purposes, then those Additional Notes will have a separate CUSIP/Common Code/ISIN number. The Notes of each series and any Additional Notes of such series will be treated as a single series for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions.

Section 2.03

Principal Payment Date.

(a)

The principal amount of the 2023 Notes Outstanding (together with any accrued and unpaid interest) will be payable in a single installment on November 12, 2023, which date will be the Stated Maturity of the 2023 Notes.

(b)

The principal amount of the 2026 Notes Outstanding (together with any accrued and unpaid interest) will be payable in a single installment on December 15, 2026, which date will be the Stated Maturity of the 2026 Notes.

(c)

The principal amount of the 2031 Notes Outstanding (together with any accrued and unpaid interest) will be payable in a single installment on December 15, 2031, which date will be the Stated Maturity of the 2031 Notes.

Section 2.04

Interest on the Notes.

(a)

The rate of interest on each 2023 Note will be 0.000% per annum, accruing from the date of original issuance or from the most recent date on which interest has been paid or duly provided for, to, but excluding, the applicable Interest Payment Date, and interest on each 2023 Note will be payable annually in arrears on November 12 of each year, beginning on November 12, 2022, and on the Maturity of such series.

(b)

The rate of interest on each 2026 Note will be 0.318% per annum, accruing from the date of original issuance or from the most recent date on which interest has been paid or duly provided for, to, but excluding, the applicable Interest Payment Date, and interest on each 2026 Note will be payable annually in arrears on December 15 of each year, beginning on December 15, 2022, and on the Maturity of such series.

(c)

The rate of interest on each 2031 Note will be 0.934% per annum, accruing from the date of original issuance or from the most recent date on which interest has been paid or duly provided for, to, but excluding, the applicable Interest Payment Date, and interest on each 2031 Note will be payable annually in arrears on December 15 of each year, beginning on December 15, 2022, and on the Maturity of such series.

(d)

Interest on the Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for in the Notes (or from the issue date, if no interest has been paid on the Notes), but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA), as defined in the rulebook of the International Capital Markets Association. The amount of interest payable for any period shorter than a full monthly period will be computed on the basis of the actual number of calendar days elapsed in such a period.

(e)

If the date on which a payment of interest or principal on such series of Notes is scheduled to be paid is not a Business Day, then the interest or principal payable on that date will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.

(f)

Interest will be payable to the Persons in whose names such Notes (or one or more Predecessor Securities) are registered on the relevant Record Date; provided, that interest payable at the Maturity of such series will be payable to the Persons to whom the principal of such Notes is payable.

Section 2.05

Place of Payment. The Place of Payment for the Notes will be the office of the Paying Agent maintained for that purpose in the City of London, initially the corporate trust office of the Paying Agent, located at One Canada Square, London, E14 5AL, United Kingdom. The place where notices and demand to or upon the Company or Guarantor in respect of the Notes and the Indenture may be served, will be the principal corporate trust office of the Trustee in the City of Pittsburgh, Pennsylvania. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes will be given or made only to the registered Holders (which will be Euroclear, Clearstream or a nominee, in the case of a Global Note).

Section 2.06

Sinking Fund Obligations. The Company has no obligation to redeem or purchase any Notes pursuant to any sinking fund or analogous requirement. The Notes are not subject to any mandatory redemption provisions.

Section 2.07

Denomination. The Notes will be issued only in fully registered form, without coupons, in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof.

Section 2.08

Currency. Payments of principal, interest and Additional Amounts, if any, in respect of the Notes or the Guarantees, as applicable will be payable in euro. If the euro is unavailable to the Company or the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control, then all payments in respect of the Notes or the Guarantees, as applicable will be made in U.S. dollars until the euro is again available to the Company or the Guarantor or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate published in the Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event the Wall Street Journal has not published such exchange rate, the rate will be determined by the Guarantor in its sole discretion on the basis of the most recently available market exchange rate for euro. Any payment in respect of the Notes so made in U.S. dollars will not constitute an event of default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent will have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.09

Security Registrar and Paying Agent. The Trustee will serve initially as the Security Registrar for the Notes. The Bank of New York Mellon, London Branch will serve initially as the Paying Agent for the Notes.

Section 2.10

Form of Notes; Book Entry Provisions.

(a)

Each series of the Notes will be issued in the form of one or more permanent global notes (the “Global Notes”) in definitive, fully registered, book-entry form without coupons. The Global Notes will be deposited with a common depositary (and registered in the name of the common depositary or its nominee) for, and in respect of interests held through, Clearstream and Euroclear. The Company will execute and the Trustee will authenticate and deliver initially one or more Global Notes registered in the name of a nominee of, and deposited with the Notes Custodian, as the common depositary for Euroclear and Clearstream.

(b)

Each series of the Notes will be substantially in the form of the corresponding Annex attached hereto (other than, with respect to any Additional Notes of any series of the Notes, changes related to issue date, issue price and, under some circumstances, the first Interest Payment Date thereof or the date from which interest first accrues thereon). The Notes and Guarantees may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Each Note will be dated the date of its authentication. The Initial Notes will be offered and sold by the Company pursuant to the Underwriting Agreement. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and Euroclear and/or Clearstream or their nominee.

(c)

Except as provided in Section 2.11, owners of beneficial interests in Global Notes will not be entitled to receive physical delivery of Definitive Notes.

(d)

The terms and provisions contained in the Notes will constitute, and are expressly made, a part of this Supplemental Indenture and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and agree to be bound thereby. If there is any conflict between the terms of the Notes and this Supplemental Indenture, the terms of this Supplemental Indenture will govern.

Section 2.11

Definitive Notes. A Global Note deposited with Euroclear or Clearstream or with the Notes Custodian for Euroclear or Clearstream will be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if (x) the depositary for any of the Notes represented by a registered Global Note notifies the Company that it is unwilling or unable to continue as depositary or clearing system for the series of Notes of which such Global Note is a part, and the Company is unable to find a qualified replacement for such depositary within ninety (90) days, (y) the Company in its sole discretion determines to allow such Global Note to be exchangeable for a Definitive Note in registered form, or (z) there has occurred and is continuing an event of default with respect to the Notes of which such Global Note is a part and the depositary notifies the Trustee of its decision to exchange any Global Note of such series for Definitive Notes in registered form.

Section 2.12

Additional Amounts.

(a)

All payments of principal and interest in respect of the Notes by the Company or, in the case of the Guarantee, the Guarantor, or by a paying agent on the Company’s or the Guarantor’s behalf, will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges (collectively, “Taxes”) imposed or levied by Luxembourg, the United States or any other jurisdiction in which the Company or the Guarantor may be organized, engaged in business for tax purposes or resident for tax purposes, or any political subdivision or taxing authority thereof or therein (a “Taxing Jurisdiction”), unless such deduction or withholding is required by law or the official interpretation or administration thereof.

(b)

In the event such deduction or withholding for Taxes is so required, subject to the exceptions and limitations described in this Section 2.12, the Company will pay such additional amounts (the “Additional Amounts”) on the Notes as may be necessary to ensure that the net amount received by any beneficial owner, after withholding or deduction for such Taxes, will be equal to the amount such beneficial owner would have received in the absence of such deduction or withholding.

(c)

No Additional Amounts will be payable with respect to any Taxes if such Taxes are imposed, withheld, deducted or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Notes, nor will Additional Amounts be payable for or on account of:

(i)

any Taxes which would not have been so imposed, withheld, deducted or levied but for:

(A)

the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the relevant Taxing Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of the relevant Taxing Jurisdiction, being or having been engaged in a trade or business in the relevant Taxing Jurisdiction, being or having been present in the relevant Taxing Jurisdiction, or having or having had a permanent establishment in the relevant Taxing Jurisdiction;

(B)

the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the relevant Taxing Jurisdiction or any taxing authority thereof or therein or by an applicable income tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to exemption from such Taxes; or

(C)

the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(ii)

any Taxes which would not have been imposed, withheld, deducted or levied but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c)(3)(C) of the Code;

(iii)

any Taxes which would not have been imposed, withheld, deducted or levied but for the presentation by the Holder or beneficial owner of such Note for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment of the Note is duly provided for and notice is given to Holders, whichever occurs later;

(iv)

any estate, inheritance, gift, sales, excise, transfer, capital gains, personal property, wealth or similar Taxes;

(v)

any Taxes which are payable other than by withholding or deducting from a payment of principal of or interest on such Note;

(vi)

any Taxes which are imposed, withheld, deducted or levied with respect to, or payable by, a Holder that is not the beneficial owner of the Note, or a portion of the Note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(vii)

any Taxes required to be withheld or deducted by any paying agent from any payment on any Note, if such payment can be made without such withholding or deduction by at least one other paying agent;

(viii)

any Taxes imposed, withheld, deducted or levied under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(ix)

any Taxes that would not have been imposed, withheld, deducted or levied but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later;

(x)

a Tax deduction on account of Tax imposed by Luxembourg if on the date on which the payment falls due such Tax deduction is required in respect of the Luxembourg law of 23 December 2005, as amended, introducing in Luxembourg a 20% withholding tax as regards Luxembourg resident individuals; or

(xi)

any combination of items (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x).

(d)

For purposes of this Section 2.12, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Note or a Guarantee, as applicable, will not constitute a connection (x) between the Holder or beneficial owner and the relevant Taxing Jurisdiction or (y) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and a relevant Taxing Jurisdiction. For purposes of this Section 2.12 the term “United States” means the United States of America, any state thereof and the District of Columbia.

(e)

Any reference in the Indenture or in the Notes to principal or interest will be deemed to refer also to Additional Amounts which may be payable under the provisions of this Section 2.12.

(f)

Except as specifically provided in the Notes, neither the Company nor the Guarantor will be required to make any payment with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority.

Section 2.13

Redemption for Tax Reasons.

(a)

The Company may redeem any series of Notes at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, together with any accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date, at any time, if:

(i)

the Company or the Guarantor have or will become obliged to pay Additional Amounts with respect to the Notes of such series as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of a Taxing Jurisdiction affecting taxation, or any change in, or amendment to, the official application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after November 4, 2021; or

(ii)

on or after November 4, 2021, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, a Taxing Jurisdiction or any taxing authority thereof or therein, including any of those actions specified in Section 2.13(a)(i) above, whether or not such action was taken or brought with respect to the Company or the Guarantor, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company or the Guarantor will be required to pay Additional Amounts with respect to the Notes (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in Section 2.13(c)(ii) below to such effect is delivered to the Trustee and the Paying Agent).

(b)

Notice of any such redemption will be mailed, or delivered electronically if held by any depositary in accordance with such depositary’s customary procedures, at least ten (10) days but not more than sixty (60) days before the redemption date to each Holder of Notes to be redeemed; provided that the notice of redemption will not be given earlier than ninety (90) days before the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Notes to be redeemed was then due. Such notice, once delivered by the Company, will be irrevocable. Any notice of redemption may provide that payment of the redemption price and the Company’s obligations with respect to the redemption may be performed by another person.

(c)

Prior to the mailing or delivery of any notice of redemption pursuant to this Section 2.13 the Company will deliver to the Trustee and the Paying Agent:

(i)

a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and

(ii)

a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company or the Guarantor have or will become obligated to pay such Additional Amounts as a result of a change or amendment described in Section 2.13(a)(i) above or that there is a material probability that the Company or the Guarantor will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in Section 2.13(a)(ii) above, as the case may be.

Section 2.14

Optional Redemption.

(a)

At any time, and from time to time, prior to the Par Call Date in respect of a series of Notes, the Company may redeem Notes of such series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, and (ii) the sum of the Remaining Scheduled Payments of the Notes to be redeemed from the Redemption Date to the Par Call Date of such series of Notes discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus the number of basis points set forth below under the heading “Make-Whole Basis Points” applicable to such series of Notes, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date (the “Make-Whole Redemption Price”).

(b)

At any time on or after the Par Call Date in respect of a series of Notes, the Company may redeem the Notes of such series, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

(c)

Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the depositary in accordance with Section 1104 of the Base Indenture not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of the Notes to be redeemed. If less than all of the Notes then Outstanding of any series are to be redeemed, the Trustee will select the particular Notes or portions thereof in accordance with Section 1103 of the Base Indenture or pursuant to applicable depositary procedures. If the Redemption Date is on or after a Record Date and on or before the related Interest Payment Date, the accrued and unpaid interest, if any, will be paid to the Person in whose name the Note is registered at the close of business on such Record Date, and no additional interest will be payable to Holders whose Notes are subject to redemption by the Company. Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Notes or portion of the Notes called for redemption on and after the applicable Redemption Date. On or before a Redemption Date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of the Notes to be redeemed on that date.

(d)

For the purposes of this Section, the terms below are defined as follows:

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German federal government bond whose maturity is closest to the maturity of the Notes to be redeemed, assuming for such purpose that the Notes to be redeemed matured on the applicable Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German federal government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German federal government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the notes to be redeemed, if they were to be purchased at such price on the third business day prior to the date of the notice of redemption relating to such redemption date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond (as defined above) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by the Company.

“Make-Whole Basis Points” in respect of a series of Notes means the number of basis points set forth below under the heading “Make-Whole Basis Points” across from the name of such series of Notes.

Series of Notes	Make-Whole Basis Points
2023 Notes	+ 10 basis points
2026 Notes	+ 15 basis points
2031 Notes	+ 20 basis points

“Par Call Date” in respect of a series of Notes means the date set forth under the heading “Par Call Date” below across from the name of such series of Notes.

Series of Notes	Par Call Date
2023 Notes	October 12, 2023 (1 month prior to the Stated Maturity of such Notes)
2026 Notes	September 15, 2026 (3 months prior to the Stated Maturity of such Notes)
2031 Notes	September 15, 2031 (3 months prior to the Stated Maturity of such Notes)

“Remaining Scheduled Payments” means, with respect to each Note being redeemed, the remaining scheduled payments of principal and interest (excluding interest accrued to, but excluding, the Redemption Date) of such Note that would be due after the related Redemption Date but for the redemption.

The Trustee shall have no responsibility to determine the Redemption Price.

Section 2.15

Guarantees. The Notes and the Company’s obligations under the Indenture are fully and unconditionally guaranteed by the Guarantor pursuant to Article Fifteen of the Base Indenture.

Section 2.16

Purchase Right. The Company and the Guarantor may at any time and from time to time purchase Notes in the open market, by tender offer, through privately negotiated transactions or otherwise.

Section 2.17

Defeasance and Covenant Defeasance. Section 1402 and Section 1403 of the Base Indenture will be applicable to the Notes.

ARTICLE III

MISCELLANEOUS

Section 3.01

Integral Part; Effect of Supplement on Indenture. This Supplemental Indenture constitutes an integral part of the Indenture. Except for the amendments and supplements made by this Supplemental Indenture (which only apply to the Notes), the Base Indenture will remain in full force and effect as executed.

Section 3.02

Adoption, Ratification and Confirmation. The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.03

Trustee Not Responsible for Recitals. The recitals in this Supplemental Indenture are made by the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture, except that the Trustee represents that it is duly authorized to execute and deliver this Supplemental Indenture and perform its obligations hereunder.

Section 3.04

Counterparts. This Supplemental Indenture may be executed in multiple counterparts, each of which will be regarded for all purposes as an original and all of which will constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission will constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

Section 3.05

Governing Law. This Supplemental Indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Indenture as of the date first above written.

HIGHLAND HOLDINGS S.À R.L.

By:	/s/ Bradley G. Thompson
Name: Bradley G. Thompson
Title: Class A Manager, Chief Executive Officer

OTIS WORLDWIDE CORPORATION

By:	/s/ Imelda Suit
Name: Imelda Suit
Title: Vice President, Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Shannon Matthews
Name: Shannon Matthews
Title: Vice President

[Signature Page to Supplemental Indenture]

ANNEX 1

Form Of 2023 notes

FORM OF FACE OF 2023 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING S.A., LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

FORM OF 2023 NOTE

HIGHLAND HOLDINGS S.À R.L.

0.000% Notes due 2023

CUSIP: L47988 AA5
ISIN: XS2406913884

Common Code: 240691388

No. [ ]	Principal Amount €[ ]

HIGHLAND HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, and registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Societes, Luxembourg) under B237108 (the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, the registered Holder hereof, as nominee of The Bank of New York Mellon, London Branch, as common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”), or its registered assigns, the principal sum of [ ] EUROS (€[ ]) upon presentation and surrender of this Security on November 12, 2023 and to pay interest thereon accruing from November 12, 2021, or from the most recent date on which interest has been paid or duly provided for, to, but excluding, the applicable Interest Payment Date (defined below), and interest on this Security will be payable annually in arrears on November 12 of each year, beginning on November 12, 2022, and ending on the Maturity of this Security (each an “Interest Payment Date”) at the rate of 0.000% per annum, until the principal hereof is paid or made available for payment; provided that any accrued and unpaid interest on this Security shall be paid at Maturity. Interest with respect to this Security will accrue on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for in the Securities (or from the issue date, if no interest has been paid on the Notes), but excluding the next following Interest Payment Date. The amount of interest payable for any period shorter than a full monthly period will be computed on the basis of the actual number of calendar days elapsed in such a period. Interest will be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the relevant Record Date; provided, however, that interest payable at the Maturity of this Security will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then the interest or principal payable on that date will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.

Any interest on this Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the relevant Record Date and such Defaulted Interest may be paid by the Company, at its election in each case either to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Place of Payment for this Security will be the office of the Paying Agent maintained for that purpose in the City of London, initially the corporate trust office of the Paying Agent, located at One Canada Square, London, E14 5AL, United Kingdom. The place where notices and demand to or upon the Company or the Guarantor in respect of this Security and the Indenture may be served, will be the principal corporate trust office of the Trustee in the City of Pittsburgh, Pennsylvania.

Payments of principal, interest and Additional Amounts, if any, in respect of this Security will be payable in euro. If the euro is unavailable to the Company or the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control, then all payments in respect of the Securities of this series will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate published in the Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event the Wall Street Journal has not published such exchange rate, the rate will be determined by the Guarantor in its sole discretion on the basis of the most recently available market exchange rate for euro. Any payment in respect of this Security so made in U.S. dollars will not constitute an event of default under this Security or the Indenture. Neither the Trustee nor the Paying Agent will have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security will be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HIGHLAND HOLDINGS S.À R.L.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

[REVERSE SIDE OF SECURITY]

HIGHLAND HOLDINGS S.À R.L.
0.000% Notes due 2023

This Security is one of a duly authorized issue of securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 12, 2021 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of November 12, 2021 (the “Supplemental Indenture” and, together with the Base Indenture as amended and supplemented from time to time, the “Indenture”), among the Company, as issuer, Otis Worldwide Corporation, as guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €[ ], subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

This Security is fully and unconditionally guaranteed by the Guarantor, as provided in Article Fifteen of the Base Indenture and Section 2.15 of the Supplemental Indenture.

At any time on or after October 12, 2023 (the “Par Call Date”), the Company may redeem Securities of this series, in whole or in part, at a redemption price (the “Par Call Redemption Price”) equal to 100% of the principal amount of the Securities of this series, plus accrued and unpaid interest, if any, on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

At any time, and from time to time, prior to the Par Call Date, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the Remaining Scheduled Payments of the Securities of this series to be redeemed from the Redemption Date to the Par Call Date discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date (the “Make-Whole Redemption Price”).

Unless the Company defaults in payment of the Par Call Redemption Price or the Make-Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.

Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the depositary in accordance with Section 1104 of the Base Indenture not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of the Securities of this series to be redeemed. If less than all of the Securities then Outstanding of this series are to be redeemed, the Trustee will select the particular Securities or portions thereof in accordance with Section 1103 of the Base Indenture or pursuant to applicable depositary procedures.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German federal government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, assuming for such purpose that the Securities of this series to be redeemed matured on the applicable Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German federal government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German federal government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the notes to be redeemed, if they were to be purchased at such price on the third business day prior to the date of the notice of redemption relating to such redemption date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond (as defined above) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by the Company.

“Remaining Scheduled Payments” means, with respect to the Securities of this series being redeemed, the remaining scheduled payments of principal and interest (excluding interest accrued to, but excluding, the Redemption Date) of such Securities that would be due after the related Redemption Date but for the redemption.

The Trustee shall have no responsibility to determine the Redemption Price.

The Company has no obligation to redeem or purchase this Security pursuant to any sinking fund or analogous requirement. The Notes are not subject to any mandatory redemption provisions.

All payments of principal and interest in respect of the Securities of this series by the Company or, in the case of the Guarantee, the Guarantor, or by a paying agent on the Company’s or the Guarantor’s behalf will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges (collectively, “Taxes”) imposed or levied by Luxembourg, the United States or any other jurisdiction in which the Company or the Guarantor may be organized, engaged in business for tax purposes or resident for tax purposes, or any political subdivision or taxing authority thereof or therein (a, “Taxing Jurisdiction”), unless such deduction or withholding is required by law or the official interpretation or administration thereof.

In the event such deduction or withholding for Taxes is so required, subject to the exceptions and limitations described below, the Company will pay such additional amounts (the “Additional Amounts”) on the Securities of this series as may be necessary to ensure that the net amount received by any beneficial owner, after withholding or deduction for such Taxes, will be equal to the amount such person would have received in the absence of such deduction or withholding.

However, no Additional Amounts will be payable with respect to any Taxes if such Taxes are imposed, withheld, deducted or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Securities of this series, nor will Additional Amounts be payable for or on account of:

(a)

any Taxes which would not have been so imposed, withheld, deducted or levied but for:

(i)

the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the relevant Taxing Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of the relevant Taxing Jurisdiction, being or having been engaged in a trade or business in the relevant Taxing Jurisdiction, being or having been present in the relevant Taxing Jurisdiction, or having or having had a permanent establishment in the relevant Taxing Jurisdiction;

(ii)

the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the relevant Taxing Jurisdiction or any taxing authority thereof or therein or by an applicable income tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to exemption from such Taxes; or

(iii)

the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(b)

any Taxes which would not have been imposed, withheld, deducted or levied but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c)(3)(C) of the Code;

(c)

any Taxes which would not have been imposed, withheld, deducted or levied but for the presentation by the Holder or beneficial owner of such Security of this series for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment of the Note is duly provided for and notice is given to Holders, whichever occurs later;

(d)

any estate, inheritance, gift, sales, excise, transfer, capital gains, personal property, wealth or similar Taxes;

(e)

any Taxes which are payable other than by withholding or deducting from a payment of principal of or interest on such Security of this series;

(f)

any Taxes which are imposed, withheld, deducted or levied with respect to, or payable by, a Holder that is not the beneficial owner of the Note, or a portion of the Note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(g)

any Taxes required to be withheld or deducted by any paying agent from any payment on any Security of this series, if such payment can be made without such withholding or deduction by at least one other paying agent;

(h)

any Taxes imposed, withheld, deducted or levied under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(i)

any Taxes that would not have been imposed, withheld, deducted or levied but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later;

(j)

a Tax deduction on account of Tax imposed by Luxembourg if on the date on which the payment falls due such Tax deduction is required in respect of the Luxembourg law of 23 December 2005, as amended, introducing in Luxembourg a 20% withholding tax as regards Luxembourg resident individuals; or

(k)

any combination of items (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above.

For purposes of this paragraph and the immediately preceding paragraph, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Security of this series or a Guarantee, as applicable, will not constitute a connection (x) between the Holder or beneficial owner and the relevant Taxing Jurisdiction or (y) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and a relevant Taxing Jurisdiction.

Any reference in the Indenture and herein to principal or interest will be deemed to refer also to Additional Amounts.

Except as specifically provided herein, neither the Company nor the Guarantor will be required to make any payment with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority.

The Company may redeem Securities of this series at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, together with any accrued and unpaid interest on the Securities of this series to be redeemed to, but excluding, the Redemption Date, at any time, if: (1) the Company or the Guarantor have or will become obliged to pay Additional Amounts with respect to such Securities as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of a Taxing Jurisdiction affecting taxation, or any change in, or amendment to, the official application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after November 4, 2021; or (2) on or after November 4, 2021, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, a Taxing Jurisdiction or any taxing authority thereof or therein, including any of those actions specified in clause (1) above, whether or not such action was taken or brought with respect to the Company or the Guarantor, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company or the Guarantor will be required to pay Additional Amounts with respect to such Securities (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in clause (B) below to such effect is delivered to the Trustee and the Paying Agent).

Notice of any such redemption will be mailed, or delivered electronically if held by any depositary in accordance with such depositary’s customary procedures, at least ten (10) days but not more than sixty (60) days before the redemption date to each Holder of Securities of this series to be redeemed; provided that the notice of redemption will not be given earlier than ninety (90) days before the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Securities of this series to be redeemed was then due. Such notice, once delivered by the Company, will be irrevocable. Any notice of redemption may provide that payment of the redemption price and the Company’s obligations with respect to the redemption may be performed by another person.

Prior to the mailing or delivery of any notice of redemption pursuant to this paragraph and the two immediately preceding paragraphs the Company will deliver to the Trustee and the Paying Agent: (A) a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (B) a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company or the Guarantor have or will become obligated to pay such Additional Amounts as a result of a change or amendment described in clause (1) above or that there is a material probability that the Company or the Guarantor will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in clause (2) above, as the case may be.

Upon the occurrence of a Change of Control Triggering Event with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Indenture, each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of the Holder’s Securities of this series pursuant to a Change of Control Offer in accordance with Section 1009 of the Base Indenture, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Payment Date.

If an Event of Default with respect to Securities of this series will occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are issuable only in fully registered form, without coupons in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, Securities of this series may be exchanged for other Securities of this series, of any authorized denominations and of like aggregate principal amount, upon surrender of such Securities to be exchanged at the relevant office or agency.

No service charge will be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1107 or 1305 of the Base Indenture not involving any transfer.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, the Paying Agent and the Security Registrar shall deem and treat the Person in whose name this Security is registered as the absolute owner of this Security for the purpose of receiving payment of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar will be affected by notice to the contrary.

If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture will control.

All terms used in this Security that are defined in the Indenture will have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date: _____________

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

GUARANTEE

Dated: November 12, 2021

For value received, the undersigned hereby fully and unconditionally guarantees (this “Guarantee”) to the Holders of the accompanying Security and to the Trustee the full and punctual payment when due, whether at stated maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under the Indenture and such Security, whether for payment of principal of, or interest on or premium, if any, on, such Security and all other monetary obligations of the Company under the Indenture and such Security. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on such Security. The Guarantee will be governed by the laws of the state of New York. The provisions of articles 470-1 to 470-19 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended (the “Luxembourg Companies Act 1915”) are not applicable to such Security. No Holder of such Security may initiate proceedings against the Company based on article 470-21 of the Luxembourg Companies Act 1915.

The obligations of the undersigned to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

[signature page follows]

OTIS WORLDWIDE CORPORATION

By:
Name:
Title:

ANNEX 2

Form Of 2026 notes

Annex 2

FORM OF FACE OF 2026 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING S.A., LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

FORM OF 2026 NOTE

HIGHLAND HOLDINGS S.À R.L.

0.318% Notes due 2026

CUSIP: L47988 AB3
ISIN: XS2406914346

Common Code: 240691434

No. [ ]	Principal Amount €[ ]

HIGHLAND HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, and registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Societes, Luxembourg) under B237108 (the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, the registered Holder hereof, as nominee of The Bank of New York Mellon, London Branch, as common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”), or its registered assigns, the principal sum of [ ] EUROS (€[ ]) upon presentation and surrender of this Security on December 15, 2026 and to pay interest thereon accruing from November 12, 2021, or from the most recent date on which interest has been paid or duly provided for, to, but excluding, the applicable Interest Payment Date (defined below), and interest on this Security will be payable annually in arrears on December 15 of each year, beginning on December 15, 2022, and ending on the Maturity of this Security (each an “Interest Payment Date”) at the rate of 0.318% per annum, until the principal hereof is paid or made available for payment; provided that any accrued and unpaid interest on this Security shall be paid at Maturity. Interest with respect to this Security will accrue on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for in the Securities (or from the issue date, if no interest has been paid on the Notes), but excluding the next following Interest Payment Date. The amount of interest payable for any period shorter than a full monthly period will be computed on the basis of the actual number of calendar days elapsed in such a period. Interest will be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the relevant Record Date; provided, however, that interest payable at the Maturity of this Security will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then the interest or principal payable on that date will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.

Any interest on this Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the relevant Record Date and such Defaulted Interest may be paid by the Company, at its election in each case either to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Place of Payment for this Security will be the office of the Paying Agent maintained for that purpose in the City of London, initially the corporate trust office of the Paying Agent, located at One Canada Square, London, E14 5AL, United Kingdom. The place where notices and demand to or upon the Company or the Guarantor in respect of this Security and the Indenture may be served, will be the principal corporate trust office of the Trustee in the City of Pittsburgh, Pennsylvania.

Payments of principal, interest and Additional Amounts, if any, in respect of this Security will be payable in euro. If the euro is unavailable to the Company or the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control, then all payments in respect of the Securities of this series will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate published in the Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event the Wall Street Journal has not published such exchange rate, the rate will be determined by the Guarantor in its sole discretion on the basis of the most recently available market exchange rate for euro. Any payment in respect of this Security so made in U.S. dollars will not constitute an event of default under this Security or the Indenture. Neither the Trustee nor the Paying Agent will have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security will be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HIGHLAND HOLDINGS S.À R.L.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

[REVERSE SIDE OF SECURITY]

HIGHLAND HOLDINGS S.À R.L.
0.318% Notes due 2026

This Security is one of a duly authorized issue of securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 12, 2021 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of November 12, 2021 (the “Supplemental Indenture” and, together with the Base Indenture as amended and supplemented from time to time, the “Indenture”), among the Company, as issuer, Otis Worldwide Corporation, as guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €[ ], subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

This Security is fully and unconditionally guaranteed by the Guarantor, as provided in Article Fifteen of the Base Indenture and Section 2.15 of the Supplemental Indenture.

At any time on or after September 15, 2026 (the “Par Call Date”), the Company may redeem Securities of this series, in whole or in part, at a redemption price (the “Par Call Redemption Price”) equal to 100% of the principal amount of the Securities of this series, plus accrued and unpaid interest, if any, on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

At any time, and from time to time, prior to the Par Call Date, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the Remaining Scheduled Payments of the Securities of this series to be redeemed from the Redemption Date to the Par Call Date discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 15 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date (the “Make-Whole Redemption Price”).

Unless the Company defaults in payment of the Par Call Redemption Price or the Make-Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.

Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the depositary in accordance with Section 1104 of the Base Indenture not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of the Securities of this series to be redeemed. If less than all of the Securities then Outstanding of this series are to be redeemed, the Trustee will select the particular Securities or portions thereof in accordance with Section 1103 of the Base Indenture or pursuant to applicable depositary procedures.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German federal government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, assuming for such purpose that the Securities of this series to be redeemed matured on the applicable Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German federal government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German federal government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the notes to be redeemed, if they were to be purchased at such price on the third business day prior to the date of the notice of redemption relating to such redemption date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond (as defined above) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by the Company.

“Remaining Scheduled Payments” means, with respect to the Securities of this series being redeemed, the remaining scheduled payments of principal and interest (excluding interest accrued to, but excluding, the Redemption Date) of such Securities that would be due after the related Redemption Date but for the redemption.

The Trustee shall have no responsibility to determine the Redemption Price.

The Company has no obligation to redeem or purchase this Security pursuant to any sinking fund or analogous requirement. The Notes are not subject to any mandatory redemption provisions.

All payments of principal and interest in respect of the Securities of this series by the Company or, in the case of the Guarantee, the Guarantor, or by a paying agent on the Company’s or the Guarantor’s behalf will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges (collectively, “Taxes”) imposed or levied by Luxembourg, the United States or any other jurisdiction in which the Company or the Guarantor may be organized, engaged in business for tax purposes or resident for tax purposes, or any political subdivision or taxing authority thereof or therein (a, “Taxing Jurisdiction”), unless such deduction or withholding is required by law or the official interpretation or administration thereof.

In the event such deduction or withholding for Taxes is so required, subject to the exceptions and limitations described below, the Company will pay such additional amounts (the “Additional Amounts”) on the Securities of this series as may be necessary to ensure that the net amount received by any beneficial owner, after withholding or deduction for such Taxes, will be equal to the amount such person would have received in the absence of such deduction or withholding.

However, no Additional Amounts will be payable with respect to any Taxes if such Taxes are imposed, withheld, deducted or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Securities of this series, nor will Additional Amounts be payable for or on account of:

(a)

any Taxes which would not have been so imposed, withheld, deducted or levied but for:

(i)

the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the relevant Taxing Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of the relevant Taxing Jurisdiction, being or having been engaged in a trade or business in the relevant Taxing Jurisdiction, being or having been present in the relevant Taxing Jurisdiction, or having or having had a permanent establishment in the relevant Taxing Jurisdiction;

(ii)

the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the relevant Taxing Jurisdiction or any taxing authority thereof or therein or by an applicable income tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to exemption from such Taxes; or

(iii)

the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(b)

any Taxes which would not have been imposed, withheld, deducted or levied but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c)(3)(C) of the Code;

(c)

any Taxes which would not have been imposed, withheld, deducted or levied but for the presentation by the Holder or beneficial owner of such Security of this series for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment of the Note is duly provided for and notice is given to Holders, whichever occurs later;

(d)

any estate, inheritance, gift, sales, excise, transfer, capital gains, personal property, wealth or similar Taxes;

(e)

any Taxes which are payable other than by withholding or deducting from a payment of principal of or interest on such Security of this series;

(f)

any Taxes which are imposed, withheld, deducted or levied with respect to, or payable by, a Holder that is not the beneficial owner of the Note, or a portion of the Note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(g)

any Taxes required to be withheld or deducted by any paying agent from any payment on any Security of this series, if such payment can be made without such withholding or deduction by at least one other paying agent;

(h)

any Taxes imposed, withheld, deducted or levied under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(i)

any Taxes that would not have been imposed, withheld, deducted or levied but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later;

(j)

a Tax deduction on account of Tax imposed by Luxembourg if on the date on which the payment falls due such Tax deduction is required in respect of the Luxembourg law of 23 December 2005, as amended, introducing in Luxembourg a 20% withholding tax as regards Luxembourg resident individuals; or

(k)

any combination of items (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above.

For purposes of this paragraph and the immediately preceding paragraph, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Security of this series or a Guarantee, as applicable, will not constitute a connection (x) between the Holder or beneficial owner and the relevant Taxing Jurisdiction or (y) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and a relevant Taxing Jurisdiction.

Any reference in the Indenture and herein to principal or interest will be deemed to refer also to Additional Amounts.

Except as specifically provided herein, neither the Company nor the Guarantor will be required to make any payment with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority.

The Company may redeem Securities of this series at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, together with any accrued and unpaid interest on the Securities of this series to be redeemed to, but excluding, the Redemption Date, at any time, if: (1) the Company or the Guarantor have or will become obliged to pay Additional Amounts with respect to such Securities as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of a Taxing Jurisdiction affecting taxation, or any change in, or amendment to, the official application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after November 4, 2021; or (2) on or after November 4, 2021, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, a Taxing Jurisdiction or any taxing authority thereof or therein, including any of those actions specified in clause (1) above, whether or not such action was taken or brought with respect to the Company or the Guarantor, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company or the Guarantor will be required to pay Additional Amounts with respect to such Securities (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in clause (B) below to such effect is delivered to the Trustee and the Paying Agent).

Notice of any such redemption will be mailed, or delivered electronically if held by any depositary in accordance with such depositary’s customary procedures, at least ten (10) days but not more than sixty (60) days before the redemption date to each Holder of Securities of this series to be redeemed; provided that the notice of redemption will not be given earlier than ninety (90) days before the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Securities of this series to be redeemed was then due. Such notice, once delivered by the Company, will be irrevocable. Any notice of redemption may provide that payment of the redemption price and the Company’s obligations with respect to the redemption may be performed by another person.

Prior to the mailing or delivery of any notice of redemption pursuant to this paragraph and the two immediately preceding paragraphs the Company will deliver to the Trustee and the Paying Agent: (A) a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (B) a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company or the Guarantor have or will become obligated to pay such Additional Amounts as a result of a change or amendment described in clause (1) above or that there is a material probability that the Company or the Guarantor will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in clause (2) above, as the case may be.

Upon the occurrence of a Change of Control Triggering Event with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Indenture, each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of the Holder’s Securities of this series pursuant to a Change of Control Offer in accordance with Section 1009 of the Base Indenture, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Payment Date.

If an Event of Default with respect to Securities of this series will occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are issuable only in fully registered form, without coupons in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, Securities of this series may be exchanged for other Securities of this series, of any authorized denominations and of like aggregate principal amount, upon surrender of such Securities to be exchanged at the relevant office or agency.

No service charge will be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1107 or 1305 of the Base Indenture not involving any transfer.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, the Paying Agent and the Security Registrar shall deem and treat the Person in whose name this Security is registered as the absolute owner of this Security for the purpose of receiving payment of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar will be affected by notice to the contrary.

If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture will control.

All terms used in this Security that are defined in the Indenture will have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date: _____________

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

GUARANTEE

Dated: November 12, 2021

For value received, the undersigned hereby fully and unconditionally guarantees (this “Guarantee”) to the Holders of the accompanying Security and to the Trustee the full and punctual payment when due, whether at stated maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under the Indenture and such Security, whether for payment of principal of, or interest on or premium, if any, on, such Security and all other monetary obligations of the Company under the Indenture and such Security. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on such Security. The Guarantee will be governed by the laws of the state of New York. The provisions of articles 470-1 to 470-19 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended (the “Luxembourg Companies Act 1915”) are not applicable to such Security. No Holder of such Security may initiate proceedings against the Company based on article 470-21 of the Luxembourg Companies Act 1915.

The obligations of the undersigned to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

[signature page follows]

OTIS WORLDWIDE CORPORATION

By:
Name:
Title:

ANNEX 3

Form Of 2031 notes

Annex 2

FORM OF FACE OF 2031 NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING S.A., LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A SECURITY IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

FORM OF 2031 NOTE

HIGHLAND HOLDINGS S.À R.L.

0.934% Notes due 2031

CUSIP: L47988 AC1
ISIN: XS2406915236

Common Code: 240691523

No. [ ]	Principal Amount €[ ]

HIGHLAND HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 6, rue Jean Monnet, L-2180 Luxembourg, and registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Societes, Luxembourg) under B237108 (the “Company”), which term includes any successor Person under the Indenture hereinafter referred to, for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, the registered Holder hereof, as nominee of The Bank of New York Mellon, London Branch, as common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”), or its registered assigns, the principal sum of [ ] EUROS (€[ ]) upon presentation and surrender of this Security on December 15, 2031 and to pay interest thereon accruing from November 12, 2021, or from the most recent date on which interest has been paid or duly provided for, to, but excluding, the applicable Interest Payment Date (defined below), and interest on this Security will be payable annually in arrears on December 15 of each year, beginning on December 15, 2022, and ending on the Maturity of this Security (each an “Interest Payment Date”) at the rate of 0.934% per annum, until the principal hereof is paid or made available for payment; provided that any accrued and unpaid interest on this Security shall be paid at Maturity. Interest with respect to this Security will accrue on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for in the Securities (or from the issue date, if no interest has been paid on the Notes), but excluding the next following Interest Payment Date. The amount of interest payable for any period shorter than a full monthly period will be computed on the basis of the actual number of calendar days elapsed in such a period. Interest will be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the relevant Record Date; provided, however, that interest payable at the Maturity of this Security will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then the interest or principal payable on that date will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.

Any interest on this Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the relevant Record Date and such Defaulted Interest may be paid by the Company, at its election in each case either to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

The Place of Payment for this Security will be the office of the Paying Agent maintained for that purpose in the City of London, initially the corporate trust office of the Paying Agent, located at One Canada Square, London, E14 5AL, United Kingdom. The place where notices and demand to or upon the Company or the Guarantor in respect of this Security and the Indenture may be served, will be the principal corporate trust office of the Trustee in the City of Pittsburgh, Pennsylvania.

Payments of principal, interest and Additional Amounts, if any, in respect of this Security will be payable in euro. If the euro is unavailable to the Company or the Guarantor due to the imposition of exchange controls or other circumstances beyond the Company’s or the Guarantor’s control, then all payments in respect of the Securities of this series will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the then most recent U.S. dollar/euro exchange rate published in the Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event the Wall Street Journal has not published such exchange rate, the rate will be determined by the Guarantor in its sole discretion on the basis of the most recently available market exchange rate for euro. Any payment in respect of this Security so made in U.S. dollars will not constitute an event of default under this Security or the Indenture. Neither the Trustee nor the Paying Agent will have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security will be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HIGHLAND HOLDINGS S.À R.L.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated under, and referred to in, the within-mentioned Indenture.

The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:
Authorized Signatory

Dated:

[REVERSE SIDE OF SECURITY]

HIGHLAND HOLDINGS S.À R.L.
0.934% Notes due 2031

This Security is one of a duly authorized issue of securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 12, 2021 (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of November 12, 2021 (the “Supplemental Indenture” and, together with the Base Indenture as amended and supplemented from time to time, the “Indenture”), among the Company, as issuer, Otis Worldwide Corporation, as guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €[ ], subject to future issuances of additional Securities pursuant to Section 301 of the Base Indenture.

This Security is fully and unconditionally guaranteed by the Guarantor, as provided in Article Fifteen of the Base Indenture and Section 2.15 of the Supplemental Indenture.

At any time on or after September 15, 2031 (the “Par Call Date”), the Company may redeem Securities of this series, in whole or in part, at a redemption price (the “Par Call Redemption Price”) equal to 100% of the principal amount of the Securities of this series, plus accrued and unpaid interest, if any, on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date.

At any time, and from time to time, prior to the Par Call Date, the Company may redeem Securities of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed and (ii) the sum of the Remaining Scheduled Payments of the Securities of this series to be redeemed from the Redemption Date to the Par Call Date discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Securities of this series being redeemed to, but excluding, the Redemption Date (the “Make-Whole Redemption Price”).

Unless the Company defaults in payment of the Par Call Redemption Price or the Make-Whole Redemption Price, as applicable, interest will cease to accrue on the portion of the Securities of this series called for redemption on and after the applicable Redemption Date.

Notice of redemption shall be mailed or otherwise delivered in accordance with the applicable procedures of the depositary in accordance with Section 1104 of the Base Indenture not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of the Securities of this series to be redeemed. If less than all of the Securities then Outstanding of this series are to be redeemed, the Trustee will select the particular Securities or portions thereof in accordance with Section 1103 of the Base Indenture or pursuant to applicable depositary procedures.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German federal government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, assuming for such purpose that the Securities of this series to be redeemed matured on the applicable Par Call Date, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German federal government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German federal government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any redemption date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the notes to be redeemed, if they were to be purchased at such price on the third business day prior to the date of the notice of redemption relating to such redemption date, would be equal to the gross redemption yield on such business day of the Comparable Government Bond (as defined above) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by the Company.

“Remaining Scheduled Payments” means, with respect to the Securities of this series being redeemed, the remaining scheduled payments of principal and interest (excluding interest accrued to, but excluding, the Redemption Date) of such Securities that would be due after the related Redemption Date but for the redemption.

The Trustee shall have no responsibility to determine the Redemption Price.

The Company has no obligation to redeem or purchase this Security pursuant to any sinking fund or analogous requirement. The Notes are not subject to any mandatory redemption provisions.

All payments of principal and interest in respect of the Securities of this series by the Company or, in the case of the Guarantee, the Guarantor, or by a paying agent on the Company’s or the Guarantor’s behalf will be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or other similar governmental charges (collectively, “Taxes”) imposed or levied by Luxembourg, the United States or any other jurisdiction in which the Company or the Guarantor may be organized, engaged in business for tax purposes or resident for tax purposes, or any political subdivision or taxing authority thereof or therein (a, “Taxing Jurisdiction”), unless such deduction or withholding is required by law or the official interpretation or administration thereof.

In the event such deduction or withholding for Taxes is so required, subject to the exceptions and limitations described below, the Company will pay such additional amounts (the “Additional Amounts”) on the Securities of this series as may be necessary to ensure that the net amount received by any beneficial owner, after withholding or deduction for such Taxes, will be equal to the amount such person would have received in the absence of such deduction or withholding.

However, no Additional Amounts will be payable with respect to any Taxes if such Taxes are imposed, withheld, deducted or levied for reasons unrelated to the Holder’s or beneficial owner’s ownership or disposition of Securities of this series, nor will Additional Amounts be payable for or on account of:

(a)

any Taxes which would not have been so imposed, withheld, deducted or levied but for:

(i)

the existence of any present or former connection between the Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and the relevant Taxing Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of the relevant Taxing Jurisdiction, being or having been engaged in a trade or business in the relevant Taxing Jurisdiction, being or having been present in the relevant Taxing Jurisdiction, or having or having had a permanent establishment in the relevant Taxing Jurisdiction;

(ii)

the failure of the Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement, if compliance is required under the tax laws and regulations of the relevant Taxing Jurisdiction or any taxing authority thereof or therein or by an applicable income tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to exemption from such Taxes; or

(iii)

the Holder’s or beneficial owner’s present or former status as a personal holding company or a foreign personal holding company with respect to the United States, as a controlled foreign corporation with respect to the United States, as a passive foreign investment company with respect to the United States, as a foreign tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(b)

any Taxes which would not have been imposed, withheld, deducted or levied but for the failure of the Holder or beneficial owner to meet the requirements (including the certification requirements) of Section 871(h) or Section 881(c)(3)(C) of the Code;

(c)

any Taxes which would not have been imposed, withheld, deducted or levied but for the presentation by the Holder or beneficial owner of such Security of this series for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment of the Note is duly provided for and notice is given to Holders, whichever occurs later;

(d)

any estate, inheritance, gift, sales, excise, transfer, capital gains, personal property, wealth or similar Taxes;

(e)

any Taxes which are payable other than by withholding or deducting from a payment of principal of or interest on such Security of this series;

(f)

any Taxes which are imposed, withheld, deducted or levied with respect to, or payable by, a Holder that is not the beneficial owner of the Note, or a portion of the Note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(g)

any Taxes required to be withheld or deducted by any paying agent from any payment on any Security of this series, if such payment can be made without such withholding or deduction by at least one other paying agent;

(h)

any Taxes imposed, withheld, deducted or levied under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA;

(i)

any Taxes that would not have been imposed, withheld, deducted or levied but for a change in any law, treaty, regulation, or administrative or judicial interpretation that becomes effective after the applicable payment becomes due or is duly provided for, whichever occurs later;

(j)

a Tax deduction on account of Tax imposed by Luxembourg if on the date on which the payment falls due such Tax deduction is required in respect of the Luxembourg law of 23 December 2005, as amended, introducing in Luxembourg a 20% withholding tax as regards Luxembourg resident individuals; or

(k)

any combination of items (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above.

For purposes of this paragraph and the immediately preceding paragraph, the acquisition, ownership, enforcement, or holding of or the receipt of any payment with respect to a Security of this series or a Guarantee, as applicable, will not constitute a connection (x) between the Holder or beneficial owner and the relevant Taxing Jurisdiction or (y) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and a relevant Taxing Jurisdiction.

Any reference in the Indenture and herein to principal or interest will be deemed to refer also to Additional Amounts.

Except as specifically provided herein, neither the Company nor the Guarantor will be required to make any payment with respect to any tax, duty, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority.

The Company may redeem Securities of this series at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, together with any accrued and unpaid interest on the Securities of this series to be redeemed to, but excluding, the Redemption Date, at any time, if: (1) the Company or the Guarantor have or will become obliged to pay Additional Amounts with respect to such Securities as a result of any change in, or amendment to, the laws, regulations, treaties, or rulings of a Taxing Jurisdiction affecting taxation, or any change in, or amendment to, the official application, official interpretation, administration or enforcement of such laws, regulations, treaties or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is enacted, adopted, announced or becomes effective on or after November 4, 2021; or (2) on or after November 4, 2021, any action is taken by a taxing authority of, or any action has been brought in a court of competent jurisdiction in, a Taxing Jurisdiction or any taxing authority thereof or therein, including any of those actions specified in clause (1) above, whether or not such action was taken or brought with respect to the Company or the Guarantor, or there is any change, amendment, clarification, application or interpretation of such laws, regulations, treaties or rulings, which in any such case, will result in a material probability that the Company or the Guarantor will be required to pay Additional Amounts with respect to such Securities (it being understood that such material probability will be deemed to result if the written opinion of independent tax counsel described in clause (B) below to such effect is delivered to the Trustee and the Paying Agent).

Notice of any such redemption will be mailed, or delivered electronically if held by any depositary in accordance with such depositary’s customary procedures, at least ten (10) days but not more than sixty (60) days before the redemption date to each Holder of Securities of this series to be redeemed; provided that the notice of redemption will not be given earlier than ninety (90) days before the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of the Securities of this series to be redeemed was then due. Such notice, once delivered by the Company, will be irrevocable. Any notice of redemption may provide that payment of the redemption price and the Company’s obligations with respect to the redemption may be performed by another person.

Prior to the mailing or delivery of any notice of redemption pursuant to this paragraph and the two immediately preceding paragraphs the Company will deliver to the Trustee and the Paying Agent: (A) a certificate signed by one of the Company’s officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right to so redeem have occurred, and (B) a written opinion of independent tax counsel of nationally recognized standing to the effect that the Company or the Guarantor have or will become obligated to pay such Additional Amounts as a result of a change or amendment described in clause (1) above or that there is a material probability that the Company or the Guarantor will be required to pay Additional Amounts as a result of an action, change, amendment, clarification, application or interpretation described in clause (2) above, as the case may be.

Upon the occurrence of a Change of Control Triggering Event with respect to Securities of this series, unless the Company has exercised its right to redeem the Securities of this series by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Indenture, each Holder of the Securities of this series will have the right to require the Company to purchase all or a portion of the Holder’s Securities of this series pursuant to a Change of Control Offer in accordance with Section 1009 of the Base Indenture, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Payment Date.

If an Event of Default with respect to Securities of this series will occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are issuable only in fully registered form, without coupons in minimum denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, Securities of this series may be exchanged for other Securities of this series, of any authorized denominations and of like aggregate principal amount, upon surrender of such Securities to be exchanged at the relevant office or agency.

No service charge will be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1107 or 1305 of the Base Indenture not involving any transfer.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, the Paying Agent and the Security Registrar shall deem and treat the Person in whose name this Security is registered as the absolute owner of this Security for the purpose of receiving payment of principal of and interest on this Security and for all other purposes whatsoever, whether or not this Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar will be affected by notice to the contrary.

If and to the extent that any provision of this Security limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture will control.

All terms used in this Security that are defined in the Indenture will have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

I or we assign and transfer this Security to:

Insert social security or other identifying number of assignee

Print or type name, address and zip code of assignee

and irrevocably appoint	, as agent, to transfer this Security on the books of the Company.

The agent may substitute another to act for him.

Date: _____________

Signed
(Sign exactly as name appears on the
other side of this Security)

Signature Guarantee*:

*	Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Notes Custodian

GUARANTEE

Dated: November 12, 2021

For value received, the undersigned hereby fully and unconditionally guarantees (this “Guarantee”) to the Holders of the accompanying Security and to the Trustee the full and punctual payment when due, whether at stated maturity, by acceleration, by redemption or otherwise, of all obligations of the Company under the Indenture and such Security, whether for payment of principal of, or interest on or premium, if any, on, such Security and all other monetary obligations of the Company under the Indenture and such Security. This Guarantee will not become effective until the Trustee or Authenticating Agent duly executes the certificate of authentication on such Security. The Guarantee will be governed by the laws of the state of New York. The provisions of articles 470-1 to 470-19 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended (the “Luxembourg Companies Act 1915”) are not applicable to such Security. No Holder of such Security may initiate proceedings against the Company based on article 470-21 of the Luxembourg Companies Act 1915.

The obligations of the undersigned to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

[signature page follows]

OTIS WORLDWIDE CORPORATION

By:
Name:
Title: